Exhibit 23




                       INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 33-23668) pertaining to the Non-Qualified Stock Option Plan of Cordis Corporation and in the related Prospectus of our report dated August 11, 1995 except for note 8, as to which the date is August 24, 1995 appearing in the Annual Report on Form 10-K of Cordis Corporation for the year ended June 30, 1995.

Additionally, we consent to the incorporation by reference in the Registration Statement (Form S-8, No. 2-87829) pertaining to the Incentive Stock Option Plan of 1982 of Cordis Corporation and in the related Prospectus of our report dated August 11, 1995 except for note 8, as to which the date is August 24, 1995 appearing in the Annual Report on Form 10-K of Cordis Corporation for the year ended June 30, 1995.

Additionally, we consent to the incorporation by reference in the Registration Statement (Form S-8, No. 33-35304) pertaining to the Non-Qualified Stock Option Plan of Cordis Corporation and in the related Prospectus of our report dated August 11, 1995 except for note 8, as to which the date is August 24, 1995 appearing in the Annual Report on Form 10-K of Cordis Corporation for the year ended June 30, 1995.

Additionally, we consent to the incorporation by reference in the Registration Statement (Form S-8, No.33-44953) pertaining to the Director Non-Qualified Stock Option Plan of Cordis Corporation and in the related Prospectus of our report dated August 11, 1995 except for note 8, as to which the date is August 24, 1995 appearing in the Annual Report on Form 10-K of Cordis Corporation for the year ended June 30, 1995.

Additionally, we consent to the incorporation by reference in the Registration Statement (Form S-8, No. 33-63634) pertaining to the Non-Qualified Stock Option Plan of Cordis Corporation and in the related Prospectus of our report dated August 11, 1995 except for note 8, as to which the date is August 24, 1995 appearing in the Annual Report on Form 10-K of Cordis Corporation for the year ended June 30, 1995.

Additionally we consent to the incorporation by reference in the Registration Statement (Form S-8, No. 33-53835) pertaining to the Webster Laboratories, Inc. 1992 Stock Plan and in the related Prospectus of our report dated August 11, 1995 except for note 8, as to which the date is August 24, 1995 appearing in the Annual Report on Form 10-K of Cordis Corporation for the year ended June 30, 1995.


DELOITTE & TOUCHE LLP



Miami, Florida
August 24, 1995